CPB SUM SUP-1 062813
Summary Prospectus Supplement dated June 28, 2013
The purpose of this mailing is to provide you with changes to the current Summary Prospectuses for Class A, B, C, R, Y, R5 and R6 shares of the Fund listed below:
Invesco Core Plus Bond Fund
The following information replaces the table in its entirety appearing under the heading “Management of the Fund” in the prospectuses:

“Portfolio Managers	Title	Length of Service on the Fund
Chuck Burge	Portfolio Manager	2009
Claudia Calich	Portfolio Manager	2009
Darren Hughes	Portfolio Manager	2012
Michael Hyman	Portfolio Manager	2013
Scott Roberts	Portfolio Manager	2012
Robert Waldner	Portfolio Manager	2013”
CPB SUM SUP-1 062813